              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL III for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April 2000.

                                          /s/George C. Kokulis
                                          Director, President and
                                          Chief Executive Officer
                                          The Travelers Insurance Company

              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL III for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                             /s/ Katherine M. Sullivan
                                             Director
                                             The Travelers Insurance Company

              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, GLENN D. LAMMEY of Simsbury, Connecticut, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST
J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-6 or other appropriate form under the Securities Act of 1933 for The Travelers Fund UL III for Variable Life Insurance, a separate account of the Company dedicated specifically to the funding of variable life insurance contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                       /s/ Glenn D. Lammey
                                       Chief Financial Officer,
                                       Chief Accounting Officer and Controller
                                       The Travelers Insurance Company